 UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2019

Better Choice Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 Douglas Rd E, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 846-4280

N/A
 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 11, 2019, Better Choice Company Inc. (the “Company”) entered into two subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Purchasers”), pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to the Purchasers 10.00% subordinated convertible notes (each, a “Note” and collectively, the “Notes”) and warrants (each, a “Warrant” and collectively, the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).

The closing (the “Closing”) of the Private Placement was consummated on November 11, 2019, and, on that date, the Company issued Notes in an aggregate principal amount of $2,750,000 to the Purchasers. The Company intends to use the net proceeds from the transactions to finance the acquisition of Halo, Purely For Pets, Inc.

Notes

The Notes bear interest at a fixed rate of 10.00% per annum, payable on each March 31, June 30, September 30 and December 31, beginning on March 31, 2020, and require the Company to repay the principal and accrued and unpaid interest thereon on November 4, 2021 (the “Maturity Date”). One half of each interest payment is payable in cash and one half is payable in pay-in-kind interest.

The Notes are due and payable in Common Stock on the earlier of (i) automatic conversion of the Convertible Notes upon the listing of the Company’s Common Stock on the NASDAQ, NYSE or other national securities exchange whether through a firm commitment underwritten public offering by the Company of shares of common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or other uplist transaction permitted by the applicable exchange (“IPO”) or (ii) the Maturity Date. The Purchasers are entitled to an additional number of shares of Common Stock at a conversion price of $4.00 per share upon conversion (i) equal to 10% of the number of shares of Common Stock originally issuable upon conversion if the Company has not completed an IPO by March 31, 2020 or (ii) equal to 20% of the number of shares of Common Stock originally issuable upon conversion if the Company has not completed an IPO by June 30, 2020.

Upon any Change in Control (as defined in the Notes), each Purchaser will have the option to either (i) convert all of the outstanding principal amount of the Notes held by such Purchaser into a replacement note issued by the new issuer resulting from the Change in Control in an aggregate principal amount equal to (a) 104% of the outstanding principal amount of Notes held by such Purchaser plus (b) accrued and unpaid interest or (ii) convert all of the principal and accrued interest under the Notes into that number of shares of Common Stock equal to the quotient of (a) all principal and accrued interest under the Notes being so converted, divided by (b) the price equal to the lower of $4.00 per share or the price at which the Company’s Common stock was sold in an IPO (the “Conversion Price”).

Each Purchaser may at any time prior to the last business day immediately preceding the Maturity Date elect to convert all or part of the principal and accrued interest under the Notes into that number of shares of Common Stock equal to the quotient of (i) all principal accrued interest under the notes being so converted, divided by (ii) the Conversion Price.

Warrants

The Warrants were granted on a one-to-62.5 basis (one Warrant for each 62.5 shares of Common Stock into which the Convertible Notes are convertible). The Warrants are exercisable for 24 months from the date of the consummation of an IPO at an exercise price equal to the greater of (i) $5.00 per share or (ii) the price at which the Common Stock was sold in the IPO.

Registration Rights Agreement

In connection with the Private Placement, the Company agreed to enter into two registration rights agreements (the “Registration Rights Agreements”) with the Purchasers, to be effective as of the Closing. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission for purposes of registering the resale of the Notes and the shares of Common Stock issuable upon exercise of the Warrants by February 14, 2020. The Company also agreed, among other things, to indemnify the selling holders from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

The foregoing summary descriptions of the Registration Rights Agreements, Subscription Agreements, the Notes and the Warrants do not purport to be complete and are qualified in their entirety by reference to the forms of the Note, the Warrant, the Registration Rights Agreement and the Subscription Agreement, which are attached as Exhibit 4.1, 4.2, 4.3 and 10.1 hereto, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Private Placement described in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company has agreed to sell the Notes and the Warrants issued in the Private Placement to the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each of the Purchasers represented to the Company in the Subscription Agreements that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D. This Current Report on Form 8-K shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Form of Note
4.2	Form of Warrant
4.3	Form of Registration Rights Agreement
10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: November 15, 2019	By:	/s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Chief Executive Officer